                         METLIFE INSURANCE COMPANY USA

                  METLIFE INVESTORS VARIABLE LIFE ACCOUNT ONE


                          SUPPLEMENT DATED MAY 1, 2016
                                     TO THE
             PROSPECTUSES DATED APRIL 28, 2008 AND NOVEMBER 9, 2009
                                   (CLASS VL)

This supplement updates certain information in the prospectuses dated April 28, 2008 (as supplemented) and November 9, 2009 (as supplemented) for the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy refers to both policies except where otherwise noted. WE NO LONGER OFFER THE POLICY DESCRIBED HEREIN.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 28 Investment Funds listed below which are offered through MetLife Investors Variable Life Account One (the "Separate Account"). The Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.


MET INVESTORS SERIES TRUST -- CLASS A

     Clarion Global Real Estate Portfolio

     ClearBridge Aggressive Growth Portfolio

     Harris Oakmark International Portfolio

     Invesco Comstock Portfolio

     Invesco Small Cap Growth Portfolio

     Loomis Sayles Global Markets Portfolio

     Met/Aberdeen Emerging Markets Equity Portfolio (formerly MFS(R) Emerging
      Markets Equity Portfolio)

     MetLife Asset Allocation 100 Portfolio

     MetLife Small Cap Value Portfolio

     MFS(R) Research International Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio

     T. Rowe Price Large Cap Value Portfolio

     T. Rowe Price Mid Cap Growth Portfolio



METROPOLITAN SERIES FUND -- CLASS A

     BlackRock Ultra-Short Term Bond Portfolio (formerly BlackRock Money Market Portfolio)

     Frontier Mid Cap Growth Portfolio

     Jennison Growth Portfolio

     Met/Artisan Mid Cap Value Portfolio

     Met/Wellington Core Equity Opportunities Portfolio (formerly WMC Core
      Equity Opportunities Portfolio)

     MetLife Asset Allocation 20 Portfolio

     MetLife Asset Allocation 40 Portfolio

     MetLife Asset Allocation 60 Portfolio

     MetLife Asset Allocation 80 Portfolio

     MetLife Stock Index Portfolio

     Neuberger Berman Genesis Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio

The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

ANNUAL INVESTMENT FUND OPERATING EXPENSES

The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2015. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



MINIMUM AND MAXIMUM TOTAL ANNUAL INVESTMENT FUND OPERATING EXPENSES



                                                                        Minimum  Maximum
                                                                      --------- --------
TOTAL ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Investment Fund assets, including    0.27%     1.02%
management fees, distribution and/or service (12b-1) fees, and other expenses)

INVESTMENT FUND FEES AND EXPENSES

(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Investment Fund fees and expenses, please refer to the prospectus for each Investment Fund.



                                                         DISTRIBUTION
                                                            AND/OR
                                            MANAGEMENT      SERVICE       OTHER
INVESTMENT FUND                                 FEE      (12B-1) FEES   EXPENSES
------------------------------------------ ------------ -------------- ----------
MET INVESTORS SERIES TRUST -- CLASS A
 Clarion Global Real Estate Portfolio          0.60%          --         0.04%

 ClearBridge Aggressive Growth Portfolio       0.55%          --         0.02%

 Harris Oakmark International Portfolio        0.77%          --         0.06%

 Invesco Comstock Portfolio                    0.56%          --         0.02%

 Invesco Small Cap Growth Portfolio            0.85%          --         0.02%

 Loomis Sayles Global Markets Portfolio        0.70%          --         0.08%

 Met/Aberdeen Emerging Markets Equity          0.88%          --         0.14%
  Portfolio

 MetLife Asset Allocation 100 Portfolio        0.07%          --         0.01%

 MetLife Small Cap Value Portfolio             0.75%          --         0.02%

 MFS(R) Research International Portfolio       0.69%          --         0.07%

 PIMCO Inflation Protected Bond                0.47%          --         0.15%
  Portfolio

 PIMCO Total Return Portfolio                  0.48%          --         0.04%

 T. Rowe Price Large Cap Value Portfolio       0.57%          --         0.02%

 T. Rowe Price Mid Cap Growth Portfolio        0.75%          --         0.03%

 METROPOLITAN SERIES FUND -- CLASS A
 BlackRock Ultra-Short Term Bond               0.34%          --         0.03%
  Portfolio

 Frontier Mid Cap Growth Portfolio             0.71%          --         0.03%

 Jennison Growth Portfolio                     0.60%          --         0.02%

 Met/Artisan Mid Cap Value Portfolio           0.81%          --         0.03%

 Met/Wellington Core Equity                    0.70%          --         0.02%
  Opportunities Portfolio

 MetLife Asset Allocation 20 Portfolio         0.09%          --         0.02%

 MetLife Asset Allocation 40 Portfolio         0.06%          --           --

 MetLife Asset Allocation 60 Portfolio         0.05%          --           --

 MetLife Asset Allocation 80 Portfolio         0.05%          --           --




                                             ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                            FUND FEES     ANNUAL        AND/OR       ANNUAL
                                               AND      OPERATING      EXPENSE      OPERATING
INVESTMENT FUND                              EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
------------------------------------------ ----------- ----------- --------------- ----------
MET INVESTORS SERIES TRUST -- CLASS A
 Clarion Global Real Estate Portfolio           --        0.64%           --          0.64%

 ClearBridge Aggressive Growth Portfolio        --        0.57%         0.00%         0.57%

 Harris Oakmark International Portfolio         --        0.83%         0.02%         0.81%

 Invesco Comstock Portfolio                     --        0.58%         0.02%         0.56%

 Invesco Small Cap Growth Portfolio             --        0.87%         0.02%         0.85%

 Loomis Sayles Global Markets Portfolio         --        0.78%           --          0.78%

 Met/Aberdeen Emerging Markets Equity           --        1.02%         0.05%         0.97%
  Portfolio

 MetLife Asset Allocation 100 Portfolio       0.68%       0.76%           --          0.76%

 MetLife Small Cap Value Portfolio            0.07%       0.84%         0.00%         0.84%

 MFS(R) Research International Portfolio        --        0.76%         0.06%         0.70%

 PIMCO Inflation Protected Bond                 --        0.62%         0.01%         0.61%
  Portfolio

 PIMCO Total Return Portfolio                   --        0.52%         0.04%         0.48%

 T. Rowe Price Large Cap Value Portfolio        --        0.59%           --          0.59%

 T. Rowe Price Mid Cap Growth Portfolio         --        0.78%           --          0.78%

 METROPOLITAN SERIES FUND -- CLASS A
 BlackRock Ultra-Short Term Bond                --        0.37%         0.02%         0.35%
  Portfolio

 Frontier Mid Cap Growth Portfolio              --        0.74%         0.02%         0.72%

 Jennison Growth Portfolio                      --        0.62%         0.08%         0.54%

 Met/Artisan Mid Cap Value Portfolio            --        0.84%           --          0.84%

 Met/Wellington Core Equity                     --        0.72%         0.12%         0.60%
  Opportunities Portfolio

 MetLife Asset Allocation 20 Portfolio        0.52%       0.63%         0.01%         0.62%

 MetLife Asset Allocation 40 Portfolio        0.56%       0.62%           --          0.62%

 MetLife Asset Allocation 60 Portfolio        0.60%       0.65%           --          0.65%

 MetLife Asset Allocation 80 Portfolio        0.65%       0.70%           --          0.70%


                                                    DISTRIBUTION               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                       AND/OR                 FUND FEES     ANNUAL        AND/OR        ANNUAL
                                       MANAGEMENT      SERVICE       OTHER       AND      OPERATING      EXPENSE      OPERATING
INVESTMENT FUND                            FEE      (12B-1) FEES   EXPENSES    EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
------------------------------------- ------------ -------------- ---------- ----------- ----------- --------------- -----------
 MetLife Stock Index Portfolio            0.25%          --         0.02%         --        0.27%         0.01%         0.26%

 Neuberger Berman Genesis Portfolio       0.81%          --         0.03%        --         0.84%         0.01%         0.83%

 T. Rowe Price Large Cap Growth           0.60%          --         0.02%         --        0.62%         0.02%         0.60%
  Portfolio

 Western Asset Management Strategic       0.59%          --         0.04%        --         0.63%         0.04%         0.59%
  Bond Opportunities Portfolio

 Western Asset Management                 0.47%          --         0.02%         --        0.49%         0.01%         0.48%

  U.S. Government Portfolio


The information shown in the table above was provided by the Investment Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Investment Fund's 2016 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Investment Fund, but that the expenses of the Investment Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Investment Fund's board of directors or trustees, are not shown.


Certain Investment Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS


METLIFE USA AND THE SEPARATE ACCOUNT


On January 12, 2016, MetLife, Inc. announced its plan to pursue the separation of a substantial portion of its retail segment and is currently evaluating structural alternatives for such a separation. Any separation transaction that might occur will be subject to the satisfaction of various conditions and approvals, including approval of any transaction by the MetLife, Inc. Board of Directors, satisfaction of any applicable requirements of the SEC, and receipt of insurance and other regulatory approvals and other anticipated conditions. Because the form of a separation has not yet been set, MetLife, Inc. cannot currently provide a specific potential completion date or information about the potential impact on the financial strength of any company that issues variable insurance products. No assurance can be given regarding the form that a separation transaction may take or the specific terms thereof, or that a separation will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable contract, and MetLife USA will remain fully responsible for its respective contractual obligations to variable contract owners.


There are currently 28 Investment Funds available in the Policy. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Met Investors Series Trust and (2) Metropolitan Series Fund.


The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.


An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.


YOU SHOULD READ THE PROSPECTUSES FOR THE INVESTMENT FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE INVESTMENT FUND PROSPECTUSES BY CALLING US AT (800) 638-5000.


MetLife Advisers, LLC (MetLife Advisers), an affiliate of MetLife USA, is the investment adviser to the Met Investors Series Trust and the Metropolitan Series Fund. MetLife Advisers has engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:




              INVESTMENT FUND                            INVESTMENT OBJECTIVE
------------------------------------------ -----------------------------------------------
 MET INVESTORS SERIES
 TRUST -- CLASS A

 Clarion Global Real Estate Portfolio      Seeks total return through investment in real
                                           estate securities, emphasizing both capital
                                           appreciation and current income.
 ClearBridge Aggressive Growth Portfolio   Seeks capital appreciation.
 Harris Oakmark International Portfolio    Seeks long-term capital appreciation.
 Invesco Comstock Portfolio                Seeks capital growth and income.
 Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.



              INVESTMENT FUND                    INVESTMENT ADVISER/SUBADVISER
------------------------------------------ -----------------------------------------
 MET INVESTORS SERIES
 TRUST -- CLASS A

 Clarion Global Real Estate Portfolio      MetLife Advisers, LLC
                                           Subadviser: CBRE Clarion Securities LLC
 ClearBridge Aggressive Growth Portfolio   MetLife Advisers, LLC
                                           Subadviser: ClearBridge Investments, LLC
 Harris Oakmark International Portfolio    MetLife Advisers, LLC
                                           Subadviser: Harris Associates L.P.
 Invesco Comstock Portfolio                MetLife Advisers, LLC
                                           Subadviser: Invesco Advisers, Inc.
 Invesco Small Cap Growth Portfolio        MetLife Advisers, LLC
                                           Subadviser: Invesco Advisers, Inc.

              INVESTMENT FUND                              INVESTMENT OBJECTIVE
------------------------------------------- -------------------------------------------------
 Loomis Sayles Global Markets Portfolio     Seeks high total investment return through a
                                            combination of capital appreciation and
                                            income.
 Met/Aberdeen Emerging Markets Equity       Seeks capital appreciation.
 Portfolio
 MetLife Asset Allocation 100 Portfolio     Seeks growth of capital.
 MetLife Small Cap Value Portfolio          Seeks long-term capital appreciation.
 MFS(R) Research International Portfolio    Seeks capital appreciation.
 PIMCO Inflation Protected Bond Portfolio   Seeks maximum real return, consistent with
                                            preservation of capital and prudent
                                            investment management.
 PIMCO Total Return Portfolio               Seeks maximum total return, consistent with
                                            the preservation of capital and prudent
                                            investment management.
 T. Rowe Price Large Cap Value Portfolio    Seeks long-term capital appreciation by
                                            investing in common stocks believed to be
                                            undervalued. Income is a secondary
                                            objective.
 T. Rowe Price Mid Cap Growth Portfolio     Seeks long-term growth of capital.
 METROPOLITAN SERIES FUND -- CLASS A

 BlackRock Ultra-Short Term Bond            Seeks a high level of current income
 Portfolio                                  consistent with preservation of capital.
 Frontier Mid Cap Growth Portfolio          Seeks maximum capital appreciation.
 Jennison Growth Portfolio                  Seeks long-term growth of capital.
 Met/Artisan Mid Cap Value Portfolio        Seeks long-term capital growth.
 Met/Wellington Core Equity                 Seeks to provide a growing stream of income
 Opportunities Portfolio                    over time and, secondarily, long-term capital
                                            appreciation and current income.
 MetLife Asset Allocation 20 Portfolio      Seeks a high level of current income, with
                                            growth of capital as a secondary objective.
 MetLife Asset Allocation 40 Portfolio      Seeks high total return in the form of income
                                            and growth of capital, with a greater
                                            emphasis on income.
 MetLife Asset Allocation 60 Portfolio      Seeks a balance between a high level of
                                            current income and growth of capital, with a
                                            greater emphasis on growth of capital.
 MetLife Asset Allocation 80 Portfolio      Seeks growth of capital.
 MetLife Stock Index Portfolio              Seeks to track the performance of the
                                            Standard & Poor's 500(R) Composite Stock
                                            Price Index.
 Neuberger Berman Genesis Portfolio         Seeks high total return, consisting principally
                                            of capital appreciation.
 T. Rowe Price Large Cap Growth Portfolio   Seeks long-term growth of capital.
 Western Asset Management Strategic Bond    Seeks to maximize total return consistent
 Opportunities Portfolio                    with preservation of capital.



              INVESTMENT FUND                       INVESTMENT ADVISER/SUBADVISER
------------------------------------------- ---------------------------------------------
 Loomis Sayles Global Markets Portfolio     MetLife Advisers, LLC
                                            Subadviser: Loomis, Sayles & Company, L.P.
 Met/Aberdeen Emerging Markets Equity       MetLife Advisers, LLC
 Portfolio                                  Subadviser: Aberdeen Asset Managers
                                            Limited
 MetLife Asset Allocation 100 Portfolio     MetLife Advisers, LLC
 MetLife Small Cap Value Portfolio          MetLife Advisers, LLC
                                            Subadvisers: Delaware Investments Fund
                                            Advisers; Wells Capital Management
                                            Incorporated
 MFS(R) Research International Portfolio    MetLife Advisers, LLC
                                            Subadviser: Massachusetts Financial Services
                                            Company
 PIMCO Inflation Protected Bond Portfolio   MetLife Advisers, LLC
                                            Subadviser: Pacific Investment Management
                                            Company LLC
 PIMCO Total Return Portfolio               MetLife Advisers, LLC
                                            Subadviser: Pacific Investment Management
                                            Company LLC
 T. Rowe Price Large Cap Value Portfolio    MetLife Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 T. Rowe Price Mid Cap Growth Portfolio     MetLife Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 METROPOLITAN SERIES FUND -- CLASS A

 BlackRock Ultra-Short Term Bond            MetLife Advisers, LLC
 Portfolio                                  Subadviser: BlackRock Advisors, LLC
 Frontier Mid Cap Growth Portfolio          MetLife Advisers, LLC
                                            Subadviser: Frontier Capital Management
                                            Company, LLC
 Jennison Growth Portfolio                  MetLife Advisers, LLC
                                            Subadviser: Jennison Associates LLC
 Met/Artisan Mid Cap Value Portfolio        MetLife Advisers, LLC
                                            Subadviser: Artisan Partners Limited
                                            Partnership
 Met/Wellington Core Equity                 MetLife Advisers, LLC
 Opportunities Portfolio                    Subadviser: Wellington Management
                                            Company LLP
 MetLife Asset Allocation 20 Portfolio      MetLife Advisers, LLC
 MetLife Asset Allocation 40 Portfolio      MetLife Advisers, LLC
 MetLife Asset Allocation 60 Portfolio      MetLife Advisers, LLC
 MetLife Asset Allocation 80 Portfolio      MetLife Advisers, LLC
 MetLife Stock Index Portfolio              MetLife Advisers, LLC
                                            Subadviser: MetLife Investment Advisors,
                                            LLC
 Neuberger Berman Genesis Portfolio         MetLife Advisers, LLC
                                            Subadviser: Neuberger Berman Investment
                                            Advisers LLC
 T. Rowe Price Large Cap Growth Portfolio   MetLife Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 Western Asset Management Strategic Bond    MetLife Advisers, LLC
 Opportunities Portfolio                    Subadviser: Western Asset Management
                                            Company

       INVESTMENT FUND                    INVESTMENT OBJECTIVE                  INVESTMENT ADVISER/SUBADVISER
---------------------------- ---------------------------------------------- -------------------------------------
 Western Asset Management    Seeks to maximize total return consistent      MetLife Advisers, LLC
 U.S. Government Portfolio   with preservation of capital and maintenance   Subadviser: Western Asset Management
                             of liquidity.                                  Company

Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.



FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.


INTRODUCTION. The discussion contained herein addressing Federal income tax considerations relating to the Policy is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state, local, foreign or other tax laws. Moreover, the discussion herein is based upon our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.


We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity but is part of our operations.


DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified under IRS rules. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements. If Investment Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, the separate accounts investing in the Investment Portfolios may fail the diversification requirements of section 817(h) of the Internal Revenue Code, which could have adverse tax consequences, including losing the benefit of tax deferral.


INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in section 7702 of the Code. Although some interim guidance has been provided and some proposed and final regulations have been issued, a comprehensive set of final regulations has not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider is unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.


We note that the law relating to section 7702 compliance is complex and unclear in many respects. There is a risk, therefore, that the Internal Revenue Service will not concur with some of our interpretations of section 7702. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy section 7702.


POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or distributions, including surrender payments, from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Distributions.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in section 101(a) of the Code. Also, in general, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.


In the case of employer-owned life insurance as defined in section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.


The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.


Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary. A tax adviser should be consulted on these circumstances.


TAX TREATMENT OF LOANS AND DISTRIBUTIONS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a Modified Endowment Contract ("MEC"). A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years, or 7 years after a material change, exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.

Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.


Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.


Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.


If the Policy is classified as a MEC, then any distribution (including a loan taken from or secured by the Policy) is taxable as ordinary income to the extent of income or gain in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. The exception to the additional 10% Federal income tax penalty does not apply to a taxpayer which is a non-natural person, such as a corporation.


If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.


If a Policy is not classified as a MEC, then any distribution shall generally be treated first as a recovery of the investment in the Policy which would not be received as taxable income. Distributions will be taxable as ordinary income once your investment in the Policy is reduced to zero. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or part as taxable income.


Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Loans from a Policy which is not classified as a MEC will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.


Neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% Federal income tax penalty.


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If your Policy is surrendered, cancelled, lapses, or is exchanged while any
Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.


Interest payable on a loan under a Policy is generally not deductible.


Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.


MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.


CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).


TAX TREATMENT OF POLICY SPLIT. With regard to the Joint and Last Survivor Policies, the Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as MECs. A tax adviser should be consulted before exercising either rider.


ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.


QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.


INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for


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any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


SPLIT-DOLLAR ARRANGEMENTS. The IRS has issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.


In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


Split dollar plans that provide deferred compensation may be subject to specific tax rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.


                                       11

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The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.


CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Policy Owner is subject to that tax.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


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